KELLOGG COMPANY AMERICAN
FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN
FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION
OCTOBER 31, 1996

KELLOGG COMPANY
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN



INDEX TO FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION




                                                                          PAGE
   REPORT OF INDEPENDENT ACCOUNTANTS                                        1

   FINANCIAL STATEMENTS AS OF OCTOBER 31, 1996
    AND 1995 AND FOR THE YEARS THEN ENDED:

    Statement of assets available for benefits, with fund information     2-3

    Statement of changes in assets available for benefits, with
      fund information                                                    4-5

    Notes to financial statements                                         6-10

   ADDITIONAL INFORMATION:

    Item 27a - Schedule of assets held for investment
      purposes - October 31, 1996                                         11

    Item 27b - Schedule of loans or fixed income obligations -
      October 31, 1996                                                    12-48

    Item 27d - Schedule of reportable transactions -
      year ended October 31, 1996                                         49

     REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Participants of the
Kellogg Company American Federation
of Grain Millers Savings and Investment Plan


In our opinion, the accompanying statements of assets available for benefits and the related statement of changes in assets available for benefits present fairly, in all material respects, the assets available for benefits of the Kellogg Company American Federation of Grain Millers Savings and Investment Plan at October 31, 1996 and 1995, and the changes in assets available for benefits for the years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the plan's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included on pages 11 - 49 is presented for purposes of additional analysis and is not a required part of the basic financial statements but is additional information required by ERISA. The fund information in the statements of assets available for benefits and the statement of changes in assets available for benefits is presented for purposes of additional analysis rather than to present the assets available for plan benefits and changes in assets available for benefits of each fund. The additional information and the fund information have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



PRICE WATERHOUSE LLP

Battle Creek, Michigan
March 11, 1997

KELLOGG COMPANY                                                              2
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN



STATEMENT OF ASSETS AVAILABLE FOR BENEFITS, WITH FUND INFORMATION
OCTOBER 31, 1996



                                                                                FIXED                   COMPANY
                                                       LOAN        BOND         INCOME       EQUITY       STOCK
                                         TOTAL         FUND        FUND          FUND         FUND         FUND
ASSETS:
Receivables:
  Employer contributions            $    553,041  $         -  $    7,926  $    288,952  $    88,533  $   167,630
  Employee contributions                  14,639                                 14,639
  Interest                                53,867                                 53,867
                                    ------------  -----------  ----------  ------------  -----------  -----------
     Total receivables                   621,547                    7,926       357,458       88,533      167,630
                                    ------------  -----------  ----------  ------------  -----------  -----------

Investments:
  Plan's interest in Master Trust    138,574,423                6,564,519                 65,003,279   67,006,625
  Interfund borrowings                                                        1,108,530   (1,108,530)
  Guaranteed investment contracts    472,790,551                            472,790,551
  Loans to participants               10,692,528   10,692,528
  TBC Pooled Funds Daily Liquidity     7,304,194                              7,304,194
                                    ------------  -----------  ----------  ------------  -----------  -----------
     Total investments               629,361,696   10,692,528   6,564,519   481,203,275   63,894,749   67,006,625
                                    ------------  -----------  ----------  ------------  -----------  -----------
Assets available for benefits       $629,983,243  $10,692,528  $6,572,445  $481,560,733  $63,983,282  $67,174,255
                                    ============  ===========  ==========  ============  ===========  ===========


See accompanying notes to financial statements

KELLOGG COMPANY                                                              3
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN



STATEMENT OF ASSETS AVAILABLE FOR BENEFITS, WITH FUND INFORMATION
OCTOBER 31, 1995



                                                                                 FIXED                   COMPANY
                                                       LOAN        BOND         INCOME       EQUITY       STOCK
                                         TOTAL         FUND        FUND          FUND         FUND         FUND
ASSETS:
Receivables:
  Employer contributions            $    484,554  $         -  $    6,010  $    283,613  $    34,636  $   160,295
  Interest                                   415                                    415
                                    ------------  -----------  ----------  ------------  -----------  -----------
     Total receivables                   484,969                    6,010       284,028       34,636      160,295
                                    ------------  -----------  ----------  ------------  -----------  -----------

Investments:
  Plan's interest in Master Trust    123,586,199                4,876,840                 29,690,301   89,019,058
  Interfund borrowings                                                        (922,676)      922,676
  Guaranteed investment contracts    542,063,681                            542,063,681
  Loans to participants               14,631,203   14,631,203
  TBC Pooled Funds Daily Liquidity        86,931                                 86,931
                                    ------------  -----------  ----------  ------------  -----------  -----------
     Total investments               680,368,014   14,631,203   4,876,840   541,227,936   30,612,977   89,019,058
                                    ------------  -----------  ----------  ------------  -----------  -----------
Assets available for benefits       $680,852,983  $14,631,203  $4,882,850  $541,511,964  $30,647,613  $89,179,353
                                    ============  ===========  ==========  ============  ===========  ===========


See accompanying notes to financial statements

KELLOGG COMPANY                                                             4
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN



STATEMENT OF CHANGES IN ASSETS AVAILABLE FOR BENEFITS, WITH FUND INFORMATION FOR THE YEAR ENDED OCTOBER 31, 1996



                                                                                          FIXED                    COMPANY
                                                                 LOAN        BOND        INCOME       EQUITY        STOCK
                                                   TOTAL         FUND        FUND         FUND         FUND          FUND
Contributions:
  Employer                                    $  6,643,589  $        -   $  100,981   $ 3,723,157  $   787,452  $  2,031,999
  Employee                                      16,411,046                  275,076    10,182,593    2,440,596     3,512,781
  Loans repaid                                              (5,577,494)     109,771     3,376,738      858,091     1,232,894
  Rollover from other qualified plans               38,482                                 37,680                        802
                                             -------------  -----------  ----------  ------------  -----------  ------------
      Total contributions                       23,093,117  (5,577,494)     485,828    17,320,168    4,086,139     6,778,476
                                             -------------  -----------  ----------  ------------  -----------  ------------

Earnings on Investments:
  Plan's interest in income of Master Trust      2,965,475                  270,576       (1,587)   10,087,708   (7,391,222)
  Interest income                               36,025,322    1,086,360                34,938,962
  Investment services fees                        (70,588)                    (555)      (56,763)      (3,558)       (9,712)
  Trustee fees                                    (15,492)                               (15,492)
                                             -------------  -----------  ----------  ------------  -----------  ------------
      Total earnings on investments, net        38,904,717    1,086,360     270,021    34,865,120   10,084,150   (7,400,934)
                                             -------------  -----------  ----------  ------------  -----------  ------------

Net transfers between funds                                               1,862,524  (15,714,715)   26,992,837  (13,140,646)
Participant withdrawals                      (112,865,444)  (2,653,632)   (843,331)  (94,475,192)  (7,387,039)   (7,506,250)
New loan distributions                                        3,206,091    (85,447)   (1,946,254)    (439,240)     (735,150)
Net transfers between Plans                        (2,130)                                  (358)      (1,178)         (594)
                                             -------------  -----------  ----------  ------------  -----------  ------------
Net increase (decrease)                       (50,869,740)  (3,938,675)   1,689,595  (59,951,231)   33,335,669  (22,005,098)

Assets available for benefits at
 beginning of year                             680,852,983   14,631,203   4,882,850   541,511,964   30,647,613    89,179,353
                                             -------------  -----------  ----------  ------------  -----------  ------------

Assets available for benefits at
 end of year                                  $629,983,243  $10,692,528  $6,572,445  $481,560,733  $63,983,282   $67,174,255
                                             =============  ===========  ==========  ============  ===========  ============


See accompanying notes to financial statements

KELLOGG COMPANY                                                             5
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN



STATEMENT OF CHANGES IN ASSETS AVAILABLE FOR BENEFITS, WITH FUND INFORMATION FOR THE YEAR ENDED OCTOBER 31, 1995



                                                                                          FIXED                    COMPANY
                                                                LOAN        BOND         INCOME       EQUITY        STOCK
                                                  TOTAL         FUND        FUND          FUND         FUND          FUND
Contributions:
  Employer                                   $  6,893,623  $         -  $   78,020  $  4,219,403  $   400,769  $  2,195,431
  Employee                                     16,817,030                  199,446    11,635,400    1,129,922     3,852,262
  Loans repaid                                              (3,829,688)     89,769     2,382,599      328,542     1,028,778
  Rollover from other qualified plans               5,102                                  1,425                      3,677
                                             ------------  -----------  ----------  ------------  -----------  ------------
      Total contributions                      23,715,755   (3,829,688)    367,235    18,238,827    1,859,233     7,080,148
                                             ------------  -----------  ----------  ------------  -----------  ------------

Earnings on Investments:
  Plan's interest in income of Master Trust    27,550,917                  631,411       284,531    5,912,260    20,722,715
  Interest income                              37,979,201    1,069,706                36,909,495
  Investment services fees                        (61,871)                    (435)      (49,178)      (2,195)      (10,063)
  Trustee fees                                    (62,448)                    (320)      (55,763)      (1,775)       (4,590)
                                             ------------  -----------  ----------  ------------  -----------  ------------
      Total earnings on investments, net       65,405,799    1,069,706     630,656    37,089,085    5,908,290    20,708,062
                                             ------------  -----------  ----------  ------------  -----------  ------------

Net transfers between funds                                                 35,792    37,887,631    2,943,455   (40,866,878)
Participant withdrawals                       (32,892,681)    (153,086)   (214,006)  (29,598,875)    (645,332)   (2,281,382)
New loan distributions                                       6,981,921     (62,966)   (4,476,880)    (552,925)   (1,889,150)
Net transfers between Plans                       (15,331)                  (4,746)       (7,228)      (1,341)       (2,016)
                                             ------------  -----------  ----------  ------------  -----------  ------------
Net increase (decrease)                        56,213,542    4,068,853     751,965    59,132,560    9,511,380   (17,251,216)

Assets available for benefits at
 beginning of year                            624,639,441   10,562,350   4,130,885   482,379,404   21,136,233   106,430,569
                                             ------------  -----------  ----------  ------------  -----------  ------------

Assets available for benefits at
 end of year                                 $680,852,983  $14,631,203  $4,882,850  $541,511,964  $30,647,613   $89,179,353
                                             ============  ===========  ==========  ============  ===========  ============


See accompanying notes to financial statements

KELLOGG COMPANY                                                            6
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

NOTES TO FINANCIAL STATEMENTS



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   BASIS OF ACCOUNTING

   The Kellogg Company American Federation of Grain Millers Savings and Investment Plan ("the Plan") operates as a qualified defined contribution plan and was established under Section 401(k) of the Internal Revenue Code. The accounts of the Plan are maintained on the accrual basis. Expenses of administration are paid by Kellogg Company.

   INVESTMENTS

   All investments are reported at current quoted market values except for guaranteed insurance contracts, which are reported at contract value and represent contributions made plus interest at the contract rate. The following investments exceeded five percent of the assets available for benefits at October 31, 1996 or 1995:


                                        INTEREST        OCTOBER 31,
      DESCRIPTION                         RATE       1996         1995

      Brundage, Story & Rose Managed
      Synthetic GIC Fund                Variable  $51,000,246  $52,042,315
      Putnam Horizon Managed Synthetic
      GIC Fund                          Variable   54,897,596   51,877,407
      Morgan Bank GIC #41                  9.37%            -   79,004,435
      Allstate Life Ins. GAC #5686A        8.13%   46,308,672   42,826,850
      John Hancock GAC #5919-10001         8.82%   71,360,224   99,791,611
      John Hancock GAC #7605               7.87%   46,775,286   43,362,646
      Metropolitan Life GIC                6.27%   34,863,169   17,648,727
      New York Life GAC #3032100           6.72%   40,704,874            -
      Plan's Interest in Master Trust   Variable  138,574,423  123,586,199


   ALLOCATION OF NET INVESTMENT INCOME TO PARTICIPANTS

   Net investment income related to the respective investment options is allocated monthly to participant accounts in proportion to their respective ownership at the beginning of the month.

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

   The preparation of financial statements in conformity with generally accepted accounting principles requires the Plan's management to make estimates and assumptions that affect the reported amounts of assets available for benefit at the date of the financial statements and changes in net assets available for benefits during the reporting period. Actual results could differ from those estimates.

KELLOGG COMPANY                                                             7
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

NOTES TO FINANCIAL STATEMENTS



2.   PROVISIONS OF THE PLAN

   PLAN ADMINISTRATION

   The Plan is administered by trustees appointed by Kellogg and employees represented by the American Federation of Grain Millers.

   PLAN PARTICIPATION

   Generally, all Kellogg Company hourly employees belonging to American Federation of Grain Millers Union Local Nos. 3, 50, 211, 252, 374 and 401 are eligible to participate in the Plan.

   Subject to limitations prescribed by the Internal Revenue Service, participants may elect to contribute from 1 percent to 16 percent of their annual wages. Employee contributions not exceeding 5 percent of wages are matched by Kellogg Company at an 80 percent rate, with 12.5 percent of the Company match restricted for investment in the Kellogg Company stock fund. Employees may contribute to the Plan from their date of hire; however, the monthly contributions are not matched by the Company until the participant has completed one year of service.

   Participants of the Plan may elect to invest the contributions to their accounts as well as their account balances in an equity, bond, fixed income or Kellogg Company stock fund or a combination thereof in multiples of one percent.

   VESTING

   Participant account balances are fully vested.

   PARTICIPANT LOANS

   Effective September 1, 1994, participants may borrow from their fund accounts a minimum of $1,000 up to a maximum equal to the lesser of $50,000 or 50% of their account balance. Loan transactions are treated as transfers between the Loan fund and the other funds. Loan terms range from 12 to 60 months. Interest is paid at a constant rate equal to one percent over the prime rate in the month the loan begins. Principal and interest are paid ratably through monthly payroll deductions. Loans that are considered to be uncollectible at year end result in the outstanding principal being considered a hardship withdrawal from the participant's plan account.

   PARTICIPANT DISTRIBUTIONS

   Participants may elect to withdraw all or a portion of their contributions made after October 31, 1978, plus related net investment income. The withdrawal of any participant contributions which were not previously subject to income tax is restricted by Internal Revenue Service regulations. Under certain circumstances and subject to approval by the Trustees, participants may request withdrawal of a portion of Company contributions and their own contributions made prior to November 1, 1978, including net investment income thereon.

KELLOGG COMPANY                                                             8
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

NOTES TO FINANCIAL STATEMENTS



2.   PROVISIONS OF THE PLAN (CONTINUED)

   Participants who terminate employment before retirement, by reasons other than death or disability, may remain in the Plan or receive payment of their account balances in a lump sum. If the account balance is less than $3,500 the terminated participant will receive the account balance in a lump sum.

   Participants are eligible to retire from the Company at age 62, upon reaching 55 with 20 years of service, or after 30 years of service. Upon retirement, disability, or death, a participant's account balance may be received in a lump sum or installment payments.

3.   INCOME TAX STATUS

   The Plan administrator has received a favorable letter from the Internal Revenue Service regarding the Plan's qualification under applicable income tax regulations as an entity exempt from federal income taxes.

4.   MASTER TRUST

   Assets of the Plan have been combined for investment purposes with assets of the Kellogg Company Salaried Savings and Investment Plan and Kellogg Company sponsored pension plans in a Master Trust.

   The Plan has an undivided interest in the assets held in the Master Trust in which interests are determined on the basis of cumulative funds specifically contributed on behalf of the Plan adjusted for an allocation of income.
   Such income allocation is based on the Plan's funds available for investment during the year.

   Master Trust assets at October 31, 1996 and 1995 and the changes in assets for the periods then ended are as follows:

KELLOGG COMPANY                                                             9
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

NOTES TO FINANCIAL STATEMENTS

4. MASTER TRUST (CONTINUED)

                        KELLOGG COMPANY MASTER TRUST
  SCHEDULE OF ASSETS AND LIABILITIES FOR MASTER TRUST INVESTMENT ACCOUNTS

                                             Pension Plans                Savings & Investment Plans                Total
                                          10/31/95        10/31/96         10/31/95       10/31/96        10/31/95        10/31/96
                                       ----------------------------     ---------------------------    ----------------------------
CASH/EQUIVALENTS:
    Non-Interest Bearing                   $217,156          $1,316          $21,959           $431        $239,115         $1,747
    Interest Bearing Cash                $3,233,903      $2,771,776               $0             $0      $3,233,903     $2,771,776
                                       ----------------------------     ---------------------------    ---------------------------
        TOTAL CASH/EQUIVALENTS           $3,451,059      $2,773,092          $21,959           $431      $3,473,018     $2,773,523
                                       ----------------------------     ---------------------------    ---------------------------
RECEIVABLES                             $43,951,125     $60,900,475         $197,607       $274,793     $44,148,732    $61,175,268
                                       ----------------------------     ---------------------------    ---------------------------
GENERAL INVESTMENTS:
    Long Term U.S. Gov't Securities     $39,730,104     $50,267,438       $8,478,055     $7,389,825     $48,208,159    $57,657,263
    Short Term U.S. Gov't Securities             $0              $0         $470,954       $402,416        $470,954       $402,416
    Corporate Debt - Long Term          $11,602,092     $14,301,477       $2,148,889     $7,648,217     $13,750,981    $21,949,694
    Corporate Debt - Short Term            $820,221              $0         $225,136        $25,139      $1,045,357        $25,139
    Corporate Stocks - Preferred         $1,250,342      $1,838,037               $0             $0      $1,250,342     $1,838,037
    Corporate Stocks - Convertible       $2,821,724      $5,419,318               $0             $0      $2,821,724     $5,419,318
    Corporate Stocks - Common          $419,250,631    $477,113,443     $209,608,570   $252,507,733    $628,859,201   $729,621,176
    Real Estate Pooled Funds            $19,350,020     $17,810,044               $0             $0     $19,350,020    $17,810,044
    Value of Interest in
       Pooled Funds                      $2,025,248      $8,948,629         $445,059       $333,995      $2,470,307     $9,282,624
    Guaranteed Investment Contracts     $53,760,024     $68,035,400               $0             $0     $53,760,024    $68,035,400
                                       ----------------------------     ---------------------------    ---------------------------
        TOTAL INVESTMENTS              $550,610,406    $643,733,786     $221,376,663   $268,307,325    $771,987,069   $912,041,111
                                       ----------------------------     ---------------------------    ---------------------------
        TOTAL ASSETS                   $598,012,590    $707,407,353     $221,596,229   $268,582,549    $819,608,819   $975,989,902
                                       ----------------------------     ---------------------------    ---------------------------
PAYABLES                               ($41,486,770)   ($62,117,871)              $0             $0    ($41,486,770)  ($62,117,871)
                                       ----------------------------     ---------------------------    ---------------------------
        TOTAL LIABILITIES              ($41,486,770)   ($62,117,871)              $0             $0    ($41,486,770)  ($62,117,871)
                                       ----------------------------     ---------------------------    ---------------------------
        NET ASSETS                     $556,525,820    $645,289,482     $221,596,229   $268,582,549    $778,122,049   $913,872,031
                                       ============================     ===========================    ===========================
Percentage Interest held by
  the Plan                                      0.0%            0.0%            55.8%          51.6%           15.9%          15.2%

KELLOGG COMPANY                                                            10
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

NOTES TO FINANCIAL STATEMENTS

4. MASTER TRUST (CONTINUED)

                      KELLOGG COMPANY MASTER TRUST
         SCHEDULE OF INCOME AND EXPENSES, CHANGES IN NET ASSETS
AND NET INCREASE (DECREASE) IN NET ASSETS OF MASTER TRUST INVESTMENT ACCOUNTS

                                            Pension Plans               Savings & Investment Plans               Total

                                      10/31/95       10/31/96          10/31/95        10/31/96          10/31/95        10/31/96
                                  -----------------------------    -------------------------------   ------------------------------
  Transfer of Assets Into
       Investment Account            $39,000,063    $60,000,541      $270,373,840    $471,493,020      $309,373,903    $531,493,561
  Earnings on Investments
       Interest                      $11,111,429     $7,804,578        $1,341,964      $1,153,223       $12,453,393      $8,957,801
       Dividends                      $3,457,702     $2,789,517        $3,259,625      $2,829,397        $6,717,327      $5,618,914
       Corporate Actions                  $6,150     $1,597,268                $0              $0            $6,150      $1,597,268
       Pooled Fund Distributions      $1,824,378     $4,177,043                $0              $0        $1,824,378      $4,177,043
       Miscellaneous                        $661           $125                $0              $0              $661            $125
       Net Realized Gain/(Loss)       $7,153,214    $26,178,076        $9,849,022     $18,018,388       $17,002,236     $44,196,464
                                  -----------------------------    -------------------------------   ------------------------------
  TOTAL ADDITIONS                    $62,553,597   $102,547,148      $284,824,451    $493,494,028      $347,378,048    $596,041,176
                                  -----------------------------    -------------------------------   ------------------------------
  Transfer of Assets Out of
       Investment Account            ($9,692,814)  ($38,227,387)    ($325,217,232)  ($437,982,138)    ($334,910,046)  ($476,209,525)
  Fees and Commissions               ($1,036,664)   ($1,487,578)         ($32,385)       ($58,996)      ($1,069,049)    ($1,546,574)
                                  -----------------------------    -------------------------------   ------------------------------
  TOTAL DISTRIBUTIONS               ($10,729,478)  ($39,714,965)    ($325,249,617)  ($438,041,134)    ($335,979,095)  ($477,756,099)
                                  -----------------------------    -------------------------------   ------------------------------
  Change in Unrealized
    Appreciation                     $51,175,245    $25,931,479       $34,283,639     ($8,466,574)      $85,458,884     $17,464,905
                                  -----------------------------    ------------------------------    ------------------------------
  NET CHANGE IN ASSETS              $102,999,364    $88,763,662       ($6,141,527)    $46,986,320       $96,857,837    $135,749,982
  Net Assets at Beginning
    of Year                         $453,526,456   $556,525,820      $227,737,756    $221,596,229      $681,264,212    $778,122,049
                                  -----------------------------    -------------------------------   ------------------------------
  Net Assets at End of Year         $556,525,820   $645,289,482      $221,596,229    $268,582,549      $778,122,049    $913,872,031
                                  =============================    ===============================   ==============================

KELLOGG COMPANY                                                            11
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN



ITEM 27A - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES - OCTOBER 31, 1996



                                                            MARKET     UNREALIZED
SECURITY DESCRIPTION                   COST      PRICE      VALUE      GAIN/LOSS
TBC, Inc. Pooled Employee Funds
 Daily Liquidity Fund              $  7,304,194   1.00  $  7,304,194   $       -
Loans to participants                10,692,528   1.00    10,692,528
Brundage Story & Rose Managed
 Synthetic GIC Fund Variable Rate    51,000,246   1.00    51,000,246
John Hancock GAC #5919-10001
 8.82% 6/1/97                        71,360,224   1.00    71,360,224
Protective Life Ins. GIC #807-B
 6.08% 1/31/97                       10,256,570   1.00    10,256,570
Provident Life GIC #627-05439-01A
 6.24% 6/30/97                       17,742,908   1.00    17,742,908
Putnam Horizon Managed Synthetic
 GIC Variable Rate 6/1/99            54,897,596   1.00    54,897,596
Principal Mutual GAC #4-12130-01
 5.30% 12/1/98                       19,867,729   1.00    19,867,729
Peoples Security Ins #BDA00378FR
 5.15% 12/1/97                       19,402,973   1.00    19,402,973
Allstate Life Ins. GAC #5686A
 8.13% 12/1/98                       46,308,672   1.00    46,308,672
Commonwealth Life #ADA00687FR
 7.54% 6/1/98                        29,814,742   1.00    29,814,742
John Hancock GAC #7605
 7.87% 12/1/98                       46,775,286   1.00    46,775,286
Commonwealth Life GIC
 6.19% 6/1/98                        13,826,157   1.00    13,826,157
Metropolitan Life GIC
 6.27% 6/1/99                        34,863,169   1.00    34,863,169
New York Life GIC
 6.20% 6/1/98                        15,969,405   1.00    15,969,405
New York Life GAC #30321002
 6.72% 6/1/00                        40,704,874   1.00    40,704,874
                                   ------------         ------------  ----------
                                   $490,787,273         $490,787,273  $        -
                                   ============         ============  ==========

KELLOGG COMPANY                                                            12
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                      AMOUNT RECEIVED
                                     DURING REPORTING
                          ORIGINAL         YEAR            UNPAID                   TERMS                     AMOUNT OVERDUE
  IDENTITY AND ADDRESS     AMOUNT   -------------------  BALANCE AT  ----------------------------------     -------------------
       OF OBLIGOR         OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY     PRINCIPAL  INTEREST

Lurener M. Harris         $  1,100     $   16    $   12     $   907   08/31/94      8.3%        08/31/99      $   907     $      6
P.O. Box 532
908 N. Clinton
Albion, MI 49224

Vicki L. Goodman             6,737      5,126       548       1,611   12/31/94      9.5%        12/31/99        1,611          115
115 W. Orange Street
Lititz, PA 17543

Mary A. Richmond            15,000      1,386       549      11,087   09/30/94      8.8%        09/30/99       11,087          404
350 Sun Valley Drive
Leola, PA 17450

W.L. Spivey                  4,000      1,248       130       1,338   12/31/94      9.5%        12/31/96        1,338           42
5320 Peach Trail
Southhaven, MS 38671

Jim F. Height               17,000      2,605     1,080      12,047   11/30/94      8.8%        11/30/99       12,047           88
P.O. Box 721
Battle Creek, MI 49016

Margueritte Miller           3,940         76        45           1   08/31/94      8.3%        08/31/99            1          -
60 Illinois
Battle Creek, MI 49017

KELLOGG COMPANY                                                           13
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                      AMOUNT RECEIVED
                                     DURING REPORTING
                          ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS     AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR         OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Kenneth A. Dunbar         $  5,000    $   706   $   187    $  3,581   08/31/94      8.3%       08/31/99    $ 3,581      $123
393 N. Kendall Street
Battle Creek, MI 49017

Gregory J. Miller            4,823        103       179       4,398   08/31/94      8.3%       08/31/99      4,398       182
42 N. 22nd Street
Battle Creek, MI 49015

Marshall D. Parsons         25,000      3,518     1,794      19,499   03/31/95     10.0%       03/31/00     19,499       325
145 S. Wattles Road
Battle Creek, 49017

Shelly R. Wilson             2,900         96        54       2,332   10/31/94      8.8%       10/31/99      2,332       153
140 N. 32nd Street
Battle Creek, MI 49015

Edwin J. Skinner             1,500         43        19       1,273   11/30/94      8.8%       11/30/99      1,273        93
1455 103rd
Oakland, CA 94603

Jarittie J. McGuire, Jr.    25,000      4,097     1,293      16,608   08/31/94      8.3%       08/31/99      4,097         -
P.O. Box 2243
Battle Creek, MI 49016

KELLOGG COMPANY                                                            14
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                        AMOUNT RECEIVED
                                       DURING REPORTING
                            ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS       AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR           OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Steven K. Perry              $12,079    $   903      $329    $  8,961   08/31/94       8.3%      08/31/99    $ 8,961      $432
3280 Academy Boulevard
Lot 247
Colorado Springs, CO 80916

Arniece Smith-Bell             8,000      5,846       369         198   11/30/94       8.8%      11/30/97        198         1
54 S. McKinley
Battle Creek, MI 49017

Russell E. Upston              3,200        110        77       2,947   06/30/95      10.0%      06/30/00      2,947       147
11601 22 Mile Road
Marshall, MI 49068

Ronald W. Price               11,000        524       352      10,188   07/31/95      10.0%      07/31/00     10,188       509
881 N. Wattles Road
Battle Creek, MI 49017

Brenda K. Begg                14,000      1,260       453      10,172   08/31/94       8.3%      08/31/99     10,172       420
748 E. Prospect
Marshall, MI 49068

Cindy L. Evans                 6,195        823        59       2,179   08/31/94       8.3%      08/31/96      2,179        90
112 Cliff Street
Battle Creek, MI 49017

KELLOGG COMPANY                                                         15
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                        AMOUNT RECEIVED
                                       DURING REPORTING
                            ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS       AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR           OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Eileen J. Moore              $12,000    $10,421      $748    $    128   10/31/94      8.8%       10/31/99   $    128    $    -
8024 E. Drive North
Battle Creek, MI 49017

Kelly R. Brophy                7,500          -         -       6,611   11/30/94      8.8%       11/30/99      6,611       413
319 Country Club Boulevard
Battle Creek, MI 49015

Bettie C. Frantz              23,696          -       212      19,702   08/31/94      8.3%       08/31/99     19,702     1,490
2635 DR Drive South
East Leroy, MI 49051

Thelma Williams               20,646        985       380      15,942   08/31/94      8.3%       08/31/99     15,942       658
168 Foote Road
Battle Creek, MI 49017

Frank Jarman, Jr.              9,500      1,066       274       5,975   08/31/94      8.2%       08/31/98      5,975       123
56 Brown Drive
Battle Creek, MI 49017

Brenda R. Towery               4,400        206        94       3,850   02/28/95      9.5%       02/28/00      3,850       275
297 Silver
Battle Creek, MI 49017

KELLOGG COMPANY                                                            16
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                      AMOUNT RECEIVED
                                     DURING REPORTING
                          ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS     AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR         OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Gerrie A. Petch          $ 4,450    $ 4,414    $  275     $    36   11/30/95       9.8%      11/30/00    $    35    $    -
22275 14 Mile Road
Bellevue, MI 49021

Ella M. Quarles            3,500        335        86       2,442   01/31/95       9.5%      01/31/98      2,442       116
116 Winding Way
Battle Creek, MI 49015

Gary A. Bristol           15,000        721       474      13,689   06/30/95      10.0%      06/30/00     13,689     1,113
1653 Pifer Road
Delton, MI 49046

Duane L. Robinson         17,000     15,409     1,219         160   01/31/95       9.5%      01/31/00        160         -
9995 6 1/2 Mile Road
Ceresco, MI 49033

William W. Trinklein      14,000      1,415       355      10,272   02/28/95       9.5%      02/28/98     10,272       651
6178 Ormada
Kalamazoo, MI 49004

Patrick W. Dougherty      15,000      1,427       485      10,975   08/31/94       8.3%      08/31/99     10,975       302
287 S. Wattles Road
Battle Creek, MI 49017

KELLOGG COMPANY                                                            17
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                      AMOUNT RECEIVED
                                     DURING REPORTING
                          ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS     AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR         OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Robert A. Cook             $22,000   $  3,238    $1,137     $14,727   08/31/94       8.3%      08/31/99    $14,727   $   202
7990 S. 43rd Street
Scotts, MI 49088

Roger D. Albright           30,000     21,928       681       2,263   08/31/94       8.3%      08/31/99      2,263        93
580 Farrand Road
Sherwood, MI 49089

Kenneth J. Miles             5,000        709       235       3,374   08/31/94       8.3%      08/31/99      3,374         -
15011 W. Michigan Avenue
Lot 13
Marshall, MI 49068

Ruth E. VanDyke             26,000      1,130       480      21,039   10/31/94       8.8%      10/31/99     21,039     1,074
116 Wanondoger Trail
Battle Creek, MI 49017

Rose M. Miles               20,000      3,380       581      11,680   10/31/94       8.8%      10/31/97     11,680       426
4283 Mt. Hood #7
Memphis, TN 38118

David J. Coffing            50,000      1,673     1,103      39,382   08/31/94       8.3%      08/31/99     39,382     1,896
515 N. Park Street
Union City, MI 49094

Mary J. Alexander           12,600      1,867       651       8,499   08/31/94       8.3%      08/31/99      8,499       117
68 Lathrop
Battle Creek, MI 49017

KELLOGG COMPANY                                                            18
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                      AMOUNT RECEIVED
                                     DURING REPORTING
                          ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS     AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR         OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Morton Hawkins           $10,000     $1,244      $510    $  7,087   09/30/94      8.8%       09/30/99    $ 7,087    $  155
15 Eagle Street
Battle Creek, MI 49017

Kerryn S. Schira          12,000        966       187       8,675   08/31/94      8.3%       08/31/98      8,675       358
585 Fairfield
Battle Creek, MI 49015

Thomas L. Conant           7,000        775       296       4,941   08/31/94      8.3%       08/31/99      4,941       136
204 W. Mill Street
Athens, MI 49011

Norman D. Dudley, Jr.     50,000        144       649      48,651   08/31/94      8.3%       08/31/99     48,651     2,007
2787 E. Oak Lane
Layton, UT 84040

Jeffrey W. Wilson          8,500      1,331       599       6,189   12/31/94      9.5%       12/31/99      6,189         -
149 Moonwood Trail
Battle Creek, MI 49017

Rick J. Labrecque         10,000      9,131       863         636   08/31/94      8.3%       08/31/99        636        22
100 Minges Creek Place
Battle Creek, MI 49015

KELLOGG COMPANY                                                           19
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                      AMOUNT RECEIVED
                                     DURING REPORTING
                          ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS     AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR         OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Sally A. Farrington      $15,000    $   473    $  251     $11,735   08/31/94      8.3%       08/31/99    $11,735    $  565
92 East Avenue North
Battle Creek, MI 49017

Robert G. Orns            30,000      2,847       971      21,956   08/31/94      8.3%       08/31/99     21,956       906
7541 12 Mile Road
Burlington, MI 49029

Richard B. Whitfield       6,500        652       243       4,656   08/31/94      8.2%       08/31/99      4,656        96
508 Haven Road
Albion, MI 49224

Jerry A. Ure              25,000          -        66      24,234   09/30/94      8.8%       09/30/99     24,234     1,591
289 Oak Lawn Drive
Battle Creek, MI 49017

Jon D. Robnolt            30,000        440       172      24,504   08/31/94      8.3%       08/31/99     24,504     1,685
1773 Lakeside Drive
Ceresco, MI 49033

Cynthia L. Ackley          9,091      1,435       609       6,936   02/28/95      9.5%       02/28/00      6,936         -
204 Electric Avenue
Battle Creek, MI 49017

KELLOGG COMPANY                                                         20
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                        AMOUNT RECEIVED
                                       DURING REPORTING
                            ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS       AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR           OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Keith L. Fitzpatrick        $  9,744   $    630   $   215   $   7,476   08/31/94      8.3%       08/31/99   $  7,476      $411
310 Cornell
Battle Creek, MI 49017

William L. Brenner            25,000      1,613       681      18,547   08/31/94      8.3%       08/31/99     18,547       893
11657 3 1/2 Mile Road
Battle Creek, MI 49017

James A. Newman                2,000        213        76       1,467   12/31/94      9.5%       12/31/98      1,467        70
314 N. 20th Street
Battle Creek, MI 49015

Lawrence E. Lawyer            40,000      3,605     1,494      29,059   08/31/94      8.3%       08/31/99     29,059       599
10450 6 Mile Road, Lot 280
Battle Creek, MI 49017

Fred J. Sebright              16,000        793       268      12,354   08/31/94      8.3%       08/31/99     12,354       595
127 S. Stone
Battle Creek, MI 49017

Marie L. Southern              4,600        628       216       3,152   08/31/94      8.3%       08/31/99      3,152        65
182 N. Wabash
Battle Creek, MI 49107

KELLOGG COMPANY                                                           21
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                        AMOUNT RECEIVED
                                       DURING REPORTING
                            ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS       AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR           OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Dawn E. Quada               $ 1,480   $    124   $    10    $    634   08/31/94       8.3%      08/31/96   $    634   $    44
19278 Homer Road
Marshall, MI 49068

Rick Allen Frey               4,559         68       101       3,819   10/31/94       8.8%      10/31/99      3,819       195
8192 Bird Road
Hastings, MI 49058

Boyd M. Crannell             20,000     16,922       396           1   12/31/94       9.5%      12/31/98          1         -
6219 Butterfield Highway
Bellevue, MI 49021

William H. Richardson        35,000      2,646     1,133      25,935   08/31/94       8.3%      08/31/99     25,935       892
25 Convis Street, Apt. 37
Battle Creek, MI 49017

Jeffrey A. Starring           7,000          -         -       6,805   10/31/94       8.8%      10/31/99      6,805        99
506 Eldred
Battle Creek, MI 49015

David R. Curtis              13,500      1,412       437      10,008   08/31/94       8.3%      08/31/99     10,008       413
3850 Andrus Road
Hastings, MI 49058

KELLOGG COMPANY                                                           22
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                        AMOUNT RECEIVED
                                       DURING REPORTING
                            ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS       AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR           OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

William H. Hubbard         $14,000    $   553    $  243     $11,022   08/31/94       8.3%      08/31/99    $11,022       531
201 Shellenberger Avenue
Battle Creek, MI 49017

David R. Kidder             14,000         68        74      13,625   08/31/94       8.3%      08/31/99     13,625       187
10450 6 Mile Road
Lot 232
Battle Creek, MI 49017

Robert W. Fales              7,000      6,733       577         100   08/31/95       9.8%      08/31/00        100         -
202 Indian Road
Battle Creek, MI 49017

Kenneth M. Lewandowski      12,000        375       183       9,649   10/31/94       8.8%      10/31/99      9,649       422
79 Winter Street
Battle Creek, MI 49015

Rusty A. Herwarth           16,400        702       275      12,774   08/31/94       8.3%      08/31/99     12,774       791
10741 L. Drive North
Battle Creek, MI 49017

Donald M. Nelson            50,000      4,438     1,753      37,215   09/30/94       8.8%      09/30/99     37,215     1,086
4998 F Drive S
East Leroy, MI 49051

KELLOGG COMPANY                                                           23
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                        AMOUNT RECEIVED
                                       DURING REPORTING
                            ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS       AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR           OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Eugene R. Weeks            $20,000    $14,118      $772        $516   11/30/94       8.8%      11/30/97       $516       $15
251 Main
East Leroy, MI 49051

Paul E. Coats               50,000      4,438     1,753      37,215   09/30/94       8.8%      09/30/99     37,215     1,628
20445 14 Mile Road
Battle Creek, MI 49017

Jeanette R. Willard          3,500        650        58       1,214   09/30/94       8.8%      09/30/96      1,214        26
232 S. Lavista Boulevard
Battle Creek, MI 49015

Michael M. Campbell         35,000      1,817       545      24,801   08/31/94       8.3%      08/31/98     24,801     1,194
7441 - 3 1/2 Mile Road
East Leroy, MI 49051

Bertha K. Brazie            50,000      6,593     2,585      33,981   08/31/94       8.3%      08/31/99     33,981       467
14 Jericho Road
Battle Creek, MI 49014

Vanessa A. Scott             7,700        679       275       5,887   10/31/94       8.8%      10/31/99      5,887       215
729 North Avenue
Battle Creek, MI 49017

KELLOGG COMPANY                                                            24
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                      AMOUNT RECEIVED
                                     DURING REPORTING
                          ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS     AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR         OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Loretta S. Trewhalla     $15,000     $1,757      $874     $10,938   11/30/94       8.8%      11/30/99    $10,938     $   -
144 Heather
Marshall, MI 49068

Thomas K. Allen           10,295          -         -       9,138   08/31/94       8.3%      08/31/99      9,138       503
450 Orleans
Battle Creek, MI 49015

Dennis D. McKinley         5,500         76        55       5,351   03/31/95      10.0%      03/31/00      5,351       268
95 Greenwood
Battle Creek, MI 49017

Gail D. Campbell           3,000        193       178       2,481   09/30/94       8.8%      09/30/99      2,481        72
303 Redner Avenue
Battle Creek, MI 49017

Barbara A. Bowen          18,300      1,274       499      13,670   08/31/94       8.3%      08/31/99     13,670       658
22100 Struwin Road
Battle Creek, MI 49017

Phyllis J. Russell        15,000        518       170         229   08/31/94       8.3%      08/31/99        229        13
15700 Mann Road
Nashville, MI 49073

KELLOGG COMPANY                                                            25
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                            AMOUNT RECEIVED
                                            DURING REPORTING
                                ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS           AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR               OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Louise P. Perry                  $2,000        $47       $49      $1,879   07/31/95     10.0%       07/31/00     $1,879      $141
50 West Pitman
Battle Creek, MI 49017

Joann Hill                       30,500      1,013       511      24,204   08/31/94      8.3%       08/31/99     24,204     1,332
74 Keith Drive
Battle Creek, MI 49017

David L. Farmer                   5,000        165        71       4,419   01/31/95      9.5%       01/31/00      4,419       280
2563 Hickory Road
Battle Creek, MI 49017

Richard A. Ray                   38,000      3,425     1,420      27,218   08/31/94      8.3%       08/31/99     27,218       936
4207 W. Dickman Road, Apt. 1A
Battle Creek, MI 49017

David R. Lewis                    3,980        273       117       3,064   09/30/94      8.8%       09/30/99      3,064        22
61 Boyd Street
Battle Creek, MI 49017

Donald K. Ivens                   3,500        531       173       2,409   12/31/94      9.5%       12/31/98      2,409        76
184 N. Gardner Avenue
Battle Creek, MI 49017

KELLOGG COMPANY                                                           26
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                         AMOUNT RECEIVED
                                         DURING REPORTING
                             ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS        AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR            OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Anna L. Butler               $10,000       $393      $167      $7,823   08/31/94       8.3%      08/31/99     $7,823      $376
P.O. Box 521
Battle Creek, MI 49016

Richard L. Nava               21,000        763       450      18,262   02/28/95       9.5%      02/28/00     18,262     1,012
54 Wren Street
Battle Creek, MI 49017

Terry A. Vanvleet             17,000        618       364      14,784   02/28/95       9.5%      02/28/00     14,784     1,053
10450 6 Mile Road, Lot 254
Hickory Hills
Battle Creek, MI 49017

Suzanne E. Bamfield            5,000        283        89       3,813   11/30/94       8.8%      11/30/98      3,813       195
14800 Banfield Road
Battle Creek, MI 49017

Donald Shipley                20,000      1,089       441      15,243   08/31/94       8.3%      08/31/99     15,243       839
7710 Day Road
Bellevue, MI 49021

Patricia A. McCleary          50,000      2,088       884      40,283   08/31/94       8.3%      08/31/99     40,283     1,662
8164 Reynolds Road
Bellevue, MI 49021

KELLOGG COMPANY                                                          27
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                            AMOUNT RECEIVED
                                            DURING REPORTING
                                ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS           AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR               OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Carole S. Kidder                 $4,500        $14       $25      $4,074   08/31/94      8.3%       08/31/99     $4,074      $370
10450 6 Mile Road, Lot 232
Battle Creek, MI 49017

Larry K. Noga                     7,800        244       233       6,860   08/31/94      8.3%       08/31/99      6,860       378
P.O. Box 53
Ceresco, MI 49033

Catherine L. Kline                2,500         10        16       2,261   10/31/94      8.8%       10/31/99      2,261       165
343 Pine Knoll Drive, Apt. 1B
Battle Creek, MI 49017

Edward H. Rigel                   3,500        351       131       2,507   08/31/94      8.3%       08/31/99      2,507        86
259 N. Wheatfield Drive
Sherwood, MI 49089

Barbara J. Cotton                25,000      3,086     1,300      18,102   10/31/94      8.8%       12/31/99     18,102       396
5572 I Drive South
East Leroy, MI 49051

Susan J. Hopkins                 12,000          -        86      11,442   12/31/94      9.5%       12/31/98     11,442       906
330 E. Sunset Boulevard
Battle Creek, MI 49017

KELLOGG COMPANY                                                             28
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                       AMOUNT RECEIVED
                                       DURING REPORTING
                           ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS      AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR          OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Jayne A. Orns              $14,700     $1,323      $476     $10,681   08/31/94      8.3%       08/31/99    $10,681       $73
14200 - 18 1/2 Mile Road
Marshall, MI 49068

Barbara Thompson             4,000        318        98      2,855    01/31/95      9.5%       01/31/98      2,855       181
104 Sundown
Springfield, MI 49015

Linda J. Fish               20,000      1,497       919     18,503    01/31/96      9.5%       01/31/01     18,503       293
4224 Watkins Road
Battle Creek, MII 49017

Gary L. Gunberg              6,000        352       143      4,646    09/30/94      8.8%       09/30/99      4,646       271
737 Calico
Portage, MI 49002

Ronald S. Niebauer          25,000      5,812       872     10,853    08/31/94      8.3%       08/31/97     10,853        75
1241 Clear Lake
Dowling, MI 49050

Roger N. Coult              25,000        737       283   20,050      08/31/94      8.3%       08/31/99     20,050     1,241
10450 6 Mile Road, Lot 221
Battle Creek, MI 49017

KELLOGG COMPANY                                                            29
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                       AMOUNT RECEIVED
                                       DURING REPORTING
                           ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS      AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR          OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Johnny A. Suggs          $25,000       $815      $283     $20,050   08/31/94      8.3%       08/31/99    $20,050    $1,379
818 Pinewood
Battle Creek, MI 49017

Beverly A. Olds           21,500      4,956     1,897      14,297   08/31/94      8.3%       08/31/99     14,297         -
P.O. Box 828
Battle Creek, MI 49016

Johnnie M. Brown          25,000      3,947     1,407      16,467   08/31/94      8.3%       08/31/99     16,647         -
17 Gladys Court
Portage, MI 49081

Dennis E. Buchanan        27,000      4,028     1,544      18,855   10/31/94      8.8%       10/31/99     18,855       275
P.O. Box 1202
Battle Creek, MI 49016

Carol A. Icard            40,000      3,264     1,294      29,399   08/31/94      8.3%       08/31/99     29,399       809
12060 11 Mile Road
Ceresco, MI 49033

Judith A. Brown            5,000      4,682       429          43   03/31/95     10.0%       03/31/00         43         -
8261 Swift Road
Battle Creek, MI 49017

KELLOGG COMPANY                                                           30
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                     AMOUNT RECEIVED
                                    DURING REPORTING
                         ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS    AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR        OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Ervin R. Babcock         $31,299    $26,976      $774        $161   11/30/94       8.8%      11/30/99       $161        $7
11200 Banfield Road
Delton, MI 49046

George W. Burrows         40,000        580       229      32,679   08/31/94       8.3%      08/31/99     32,679     2,247
605 Golden Avenue
Nashville, MI 49073

Shirley A. Case           27,000        472       385      24,004   01/31/95       9.5%      01/31/00     24,004     1,521
435 Cooper Street
Battle Creek, MI 49015

Tyrone G. Edgerton        50,000      1,609       837      39,221   08/31/94       8.3%      08/31/99     39,221     2,427
P.O. Box 8
Bedford, MI 49020

Carol A. Dennison         10,000        352       232       9,043   04/30/95      10.0%      04/30/00      9,043       528
28 S. Cedar
Battle Creek, MI 49017

Linda S. Cooper            1,600        181        55       1,016   08/31/94       8.3%      08/31/98      1,016        21
5564 E. Halbert
Battle Creek, MI 49017

KELLOGG COMPANY                                                           31
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                     AMOUNT RECEIVED
                                    DURING REPORTING
                         ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS    AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR        OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Patricia E. Blaskie      $13,800     $1,244      $516     $10,025   08/31/94       8.3%      08/31/99    $10,025      $207
22100 Struwin
Battle Creek, MI 49017

Jamie L. Todd             15,500      1,150       635      12,679   01/31/95       9.5%      01/31/00     12,679       502
13194 11 Mile Road
Ceresco, MI 49033

Daniel L. Savage           2,000        246        22         837   09/30/94       8.8%      09/30/96        837        55
P.O. Box 75
Bedford, MI 49020

Richard G. Robinson       20,000        192       114      16,438   08/31/84       8.3%      08/31/99     16,438     1,131
83 Lathrop Street
Battle Creek, MI 49017

Henry C. Garbe            10,000        286       127       8,477   11/30/94       8.8%      11/30/99      8,477       619
19000 Mines road
Livermore, CA 94550

Katharine R. Noble         1,351        291        89       1,060   11/30/95       9.8%      11/30/98      1,060         9
6982 Juanita Circle, S.
Memphis, TN 38133

KELLOGG COMPANY                                                          32
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                     AMOUNT RECEIVED
                                    DURING REPORTING
                         ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS    AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR        OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

William Hayes          $15,000       $514      $251     $11,735   08/31/94       8.3%      08/31/99    $11,735      $565
470 Shofner Avenue
Memphis, TN 38122

Larry E. Quinn, Sr.     17,000      1,384       550      12,498   08/31/94       8.3%      08/31/99     12,498       516
3632 Horn Lake
Memphis, TN 38109

Crystal D. Ballard       1,053        154         8         496   03/31/95      10.1%      03/31/96        496        37
4819 Winchester Road
Memphis, TN 38118

Carlean Ryan            13,000        383       214      10,233   08/31/94       8.3%      08/31/99     10,233       281
2154 Alcy Road
Memphis, TN 38114

Shirlee M. Cardwell     15,000         38       120      14,962   08/31/95       9.8%      08/31/00     14,962       851
3048 Queensgate
Memphis, TN 38118

Robert J. Broom         16,000        792       353      12,276   08/31/94       8.3%      08/31/99     12,276       253
3291 Brookmead Street
Memphis, TN 38127

KELLOGG COMPANY                                                          33
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                    AMOUNT RECEIVED
                                   DURING REPORTING
                        ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
 IDENTITY AND ADDRESS    AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
      OF OBLIGOR        OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Margie M. Dowery        $25,000     $1,111      $419     $19,803   08/31/94      8.3%       08/31/99    $19,803      $953
1451 Haverwood Avenue
Memphis, TN 38116

Luther Clayton           25,000      3,239     1,276      17,588   09/30/94      8.8%       09/30/99     17,588       257
3407 Berea
Memphis, TN 38109

Charles B. Fisher         2,000         49        29       1,788   02/28/95      9.5%       02/28/00      1,788       142
4758 Fair Avenue
Oakland, CA 94619

James E. Brown           24,000          -         -      23,669   08/31/94      8.3%       08/31/99     23,669         -
4472 Tracy Lynn
Memphis, TN 38125

Teresa L. Young           7,500      5,971       464         304   08/31/94      8.3%       08/31/99        304         -
1001 Sheridan
Memphis, TN 38107

Sharilyn Mathena          1,661         14        13       1,607   10/31/95      9.8%       10/31/98      1,607       118
5181 Brushwood
Memphis, TN 38109

KELLOGG COMPANY                                                            34
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                    AMOUNT RECEIVED
                                   DURING REPORTING
                        ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
 IDENTITY AND ADDRESS    AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
      OF OBLIGOR        OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Robert L. Mayweather   $50,000     $6,827    $2,351     $34,002   08/31/94        8.3%     08/31/99    $34,002    $    -
1895 Fairmeade
Memphis, TN 38114

J.D. Walker             40,000      1,973       882      30,690   08/31/94        8.3%     08/31/99     30,690     1,266
4588 White Fox
Memphis, TN 38109

Marcellus Martin        50,000      6,317     2,351      34,512   08/31/94        8.3%     08/31/99     34,512       237
3564 Dalebranch #1
Memphis, TN 38116

Dorothy B. Lewis        40,000      6,176     2,492      27,724   10/31/94        8.8%     10/31/99     27,724       202
5025 Whitworth
Nesbit, MS 38651

Hazel L. Ivy            10,000      2,768       378       3,898   08/31/94        8.3%     08/31/97      3,898         -
4932 N. 52nd Street
Omaha, NE 68104

Gwendolyn G. Glover     32,000      1,347     1,020      30,653   11/30/95        9.8%     11/30/00     30,653       996
4616 Tulane
Memphis, TN 38109

KELLOGG COMPANY                                                           35
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                        AMOUNT RECEIVED
                                       DURING REPORTING
                            ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS       AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR           OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Beverly V. Shelton          $1,000        $68       $13        $740   03/31/95      10.0%      03/31/97       $740       $56
3030 Estes Street
Memphis, TN 38115

Charles M. Phillips, Jr.    45,000      2,370     1,112      36,414   11/30/94       8.8%      11/30/99     36,414     1,593
4957 Parkside Avenue
Memphis, TN 38117

Steve Ballard               50,000      6,572     2,351      34,257   08/31/94       8.3%      08/31/99     34,257       236
4598 Tulane Road
Memphis, TN 38019

Betty C. Ferrell             6,000        876       462       4,680   03/31/95      10.0%      03/31/00      4,680        39
P.O. Box 718
Munford, TN 38058

Andre A. Winrow              2,153         89        29       1,312   08/31/94       8.3%      08/31/97      1,312        81
5669 Jardin Place
Memphis, TN 38115

Nancy E. Bowman             13,000        444       159      10,587   09/30/94       8.8%      09/30/99     10,587       309
995 Hunters Retreat
Collierville, TN 38017

KELLOGG COMPANY                                                            36
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                      AMOUNT RECEIVED
                                     DURING REPORTING
                          ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS     AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR         OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Danny L. Downing         $20,000       $685      $335     $15,647   08/31/94       8.3%      08/31/99    $15,647      $753
12249 Highway 51 S
Atoka, TN 38004

Gregory B. Jordan          9,000        878       269       7,043   08/31/94       8.3%      08/31/99      7,043       339
3623 Vanuy's
Memphis, TN 38111

Carolyn A. Taylor          1,250        172        12         440   08/31/94       8.3%      08/31/96        440        24
1644 Castalia Street
Memphis, TN 38114

Brian C. Miller            1,839         22        12       1,557   12/31/94       9.5%      12/31/98      1,557        99
137 Hillside Drive
Potts Camp, MS 38659

Kevin M. Kelly             6,400         31        50       6,340   09/30/95       9.8%      09/30/99      6,340       464
10087 Curtiss
Olive Branch, MS 38615

Jo A. Smith               17,000      1,357       464      12,612   08/31/94       8.3%      08/31/99     12,612       607
1500 Bonnie Drive
Memphis, TN 38116

KELLOGG COMPANY                                                          37
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                       AMOUNT RECEIVED
                                      DURING REPORTING
                           ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS      AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR          OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

De Lois H. Jackocks        $6,000       $297    $ 101      $4,633   08/31/94       8.3%      08/31/99     $4,633      $287
4555 Ridgewood
Memphis, TN 38116

Erma R. Gipson              3,500         61       49       3,061   01/31/95       9.5%      01/31/00      3,061       218
3421 Cody Drive
Memphis, TN 38115

Kenneth A. Woodard          4,500        377       31       1,826   08/31/94       8.3%      08/31/96      1,826       126
4417 Trout Valley Drive
Memphis, TN 38141

Sandra F. Henderson         4,700        195       19       2,362   09/30/94       8.8%      09/30/96      2,362        17
3359 Foxgate Drive
Memphis, TN 38115

R. Moore                   14,000        551      234      10,953   08/31/94       8.3%      08/31/99     10,953       678
3670 Shady Hollow Lane
Memphis, TN 38116

Adell H. Waller             5,000        764      282       3,319   08/31/94       8.3%      08/31/99      3,319        23
5051 Ridgewood
Memphis, TN 38109

KELLOGG COMPANY                                                           38
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                       AMOUNT RECEIVED
                                      DURING REPORTING
                           ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS      AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR          OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Mon Blair, Jr.           $10,000       $318      $208      $8,465   12/31/94       9.5%      12/31/99     $8,465      $469
230 Cochran, #6
Memphis, TN 38125

Van D. Ranklin, Jr.        4,239          -         -       3,890   09/30/94       8.8%      09/30/99      3,890       256
1498 Livewell
Memphis, TN 38114

Buford Harbin, Jr.        50,000      1,684       838      39,146   08/31/94       8.3%      08/31/99     39,146     1,884
1802 Marjorie
Memphis, TN 38106

Julia F. Scarborough      11,000      1,246       514       8,134   10/31/94       8.8%      10/31/99      8,134       237
230 Cole Road
Atoka, TN 38004

Billye C. Alsobrook       18,000        616       301      14,082   08/31/94       8.3%      08/31/99     14,082       872
3574 Hawkins Mill Road
Memphis, TN 38128

Bennett G. Johnson         8,000        356       134       6,177   08/31/94       8.3%      08/31/99      6,177       298
1898 Shadowlawn
  Boulevard
Memphis, TN 38106

KELLOGG COMPANY                                                            39
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                     AMOUNT RECEIVED
                                    DURING REPORTING
                          ORIGINAL        YEAR           UNPAID                   TERMS                  AMOUNT OVERDUE
  IDENTITY AND ADDRESS     AMOUNT  ------------------- BALANCE AT  ----------------------------------  -------------------
       OF OBLIGOR         OF LOAN  PRINCIPAL  INTEREST  YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Michael E. McGee         $2,167       $223       $24        $907   09/30/94       8.8%      09/30/96       $907       $46
3242 Sharpe Avenue
Memphis, TN 38111

Roy D. Fowler            14,000        551       234      10,953   08/31/94       8.3%      08/31/99     10,953       527
5166 Marlboro Court
Memphis, TN 38125

Keith C. McBride          2,000        179        29       1,608   05/31/95      10.0%      05/31/97      1,607        94
P.O. Box 1704
San Leandro, CA 94578

Ernestyne D. Toney       31,100      4,577     1,608      20,819   08/31/94       8.3%      08/31/99     20,819       143
4790 Hornsby
Memphis, TN 38116

Truman L. May            11,000        101        69       9,382   10/31/94       8.8%      10/31/99      9,382       342
Route 3, Box 55
Coldwater, MS 38618

Isaac C. Mills            9,000        515       122       5,485   08/31/94       8.3%      08/31/97      5,485       302
Route 1, Box 198
Hickory Flat, MS 38633

KELLOGG COMPANY                                                            40
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                     AMOUNT RECEIVED
                                    DURING REPORTING
                         ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
 IDENTITY AND ADDRESS     AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
      OF OBLIGOR         OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Mary L. Anderson           $42,000     $1,283      $703     $33,227   08/31/94       8.3%      08/31/99    $33,227    $1,371
5295 Patrick Henry Drive
Memphis, TN 38134

Roy F. Davis                50,000      1,322       766      48,678   04/30/96       9.3%      04/30/01     48,678       375
5730 Highway 195
Somerville, TN 38068

Diannna C. Broadway          1,000        304        10         175   03/31/95      10.0%      03/31/96        175        10
P.O. Box 1552
Cordova, TN 38088

James Lias                  15,000        442       170      12,030   08/31/94       8.3%      08/31/99     12,030       827
320 Bristol Boulevard
San Leandro, CA 94577

Manuel C. Holmes, Jr.        7,500        179        85       6,287   08/31/94       8.3%      08/31/99      6,287       389
27716 Calaroga Avenue
Hayward, CA 94545

Ethel Heard                 40,000      1,158       578      35,695   02/28/95       9.5%      02/28/00     35,695     1,978
2002  64th Avenue
Oakland, CA 94621

KELLOGG COMPANY                                                            41
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                    AMOUNT RECEIVED
                                   DURING REPORTING
                        ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
 IDENTITY AND ADDRESS    AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
      OF OBLIGOR        OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Patricia E. Daws          $5,000       $168      $151      $4,515   03/31/95      10.0%      03/31/00     $4,515      $301
6195 Morgan Road
Battle Creek, MI 49017

Donald R. Miller          35,000      1,016       429      28,655   09/30/94       8.8%      09/30/99     28,655     1,672
515 North Midway Road
Tracy, CA 95376

Doris L. Seeley           15,000      1,331       821      13,277   07/31/95      10.0%      07/31/00     13,277       553
Box 123
2035 Sunset Drive
Cedar Creek, NE 68106

Josephine Spencer         45,800        148       329      41,356   01/31/95       9.5%      01/31/00     41,356     3,275
181 Foote Road
Battle Creek, MI 49017

Kim Ivan Bailey            4,500      1,061        25          99   12/31/94       9.5%      12/31/95         99         5
5502 Browne Street
Omaha, NE 68104

Donnal D. David           20,000      2,419       845      13,913   08/31/94       8.3%      08/31/99     13,913       383
19150 Bennington Road
Bennington, NE 68007

KELLOGG COMPANY                                                            42
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                            AMOUNT RECEIVED
                                           DURING REPORTING
                                ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
 IDENTITY AND ADDRESS            AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
      OF OBLIGOR                OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Robert E. Heldt                  $6,000       $726      $254      $4,174   08/31/94       8.3%      08/31/99     $4,174      $115
12206 Gail Avenue
Omaha, NE 68137

Al R. Heinen                      6,000        841       388       4,397   12/31/94       9.5%      12/31/99      4,397        70
12005 William Plaza, Apt. 104
Omaha, NE 68144

Raymond L. Collins               30,000      3,628     1,268      20,870   08/31/94       8.3%      08/31/99     20,870       574
6843 North 64th Street
Omaha, NE 68152

Richard D. Hassler               40,000      4,349     1,832      28,964   09/30/94       8.8%      09/30/99     28,964       211
Route 1
Vutan, NE 68073

Donald Wright                    37,000          -       121      30,953   08/31/94       8.3%      08/31/99     30,953     1,277
8805 Q Street, 101A
Omaha, NE 68127

Bettie G. Young                  25,000      2,891       934      17,779   08/31/94       8.3%      08/31/99     17,779       611
P.O. Box 11976
Omaha, NE 68111

KELLOGG COMPANY                                                           43
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                       AMOUNT RECEIVED
                                      DURING REPORTING
                           ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
 IDENTITY AND ADDRESS       AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
      OF OBLIGOR           OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Sarah E. Coleman           $7,000       $311      $153      $5,405   08/31/94       8.3%      08/31/99     $5,405      $223
10515 Ellison Plaza, #8
Omaha, NE 68134

Geoffrey D. Heim           25,000        737       283      20,050   08/31/94       8.3%      08/31/99     20,050     1,103
33245 Alvarado Ave.
Fremont, CA 94555

Dewey D. Martin            20,000        580       245      16,374   09/30/94       8.8%      09/30/99     16,374       836
45 Minerva Streete
San Francisco, CA 94112

Jacob R. Samorano          27,000        795       306      21,654   08/31/94       8.3%      08/31/99     21,654     1,191
775 Lawn Court
Tracy, CA 95376

Jeremiah Richards           5,000        135        77       4,536   03/31/95      10.0%      03/31/00      4,536       340
558 Walavista Avenue
Oakland, CA 94610

William V. Hazelwood       42,500        624       243      34,713   08/31/94       8.3%      08/31/99     34,713     1,671
34839 Ozark River Way
Fremont, CA 94555

KELLOGG COMPANY                                                           44
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                      AMOUNT RECEIVED
                                     DURING REPORTING
                          ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
 IDENTITY AND ADDRESS      AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
      OF OBLIGOR          OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Paul R. Blackburn         $12,000    $10,168      $337     $10,168   01/31/95       9.5%      01/31/00    $10,168     $   -
1433 Abbey Avenue
San Leandro, CA 94579

Arturo M. Moreno           25,000        737       283      20,050   08/31/94       8.3%      08/31/99     20,050     1,379
26802 Lakewood Way
Hayward, CA 94544

Mary C. Lopez               9,000        265       102       7,218   08/31/94       8.3%      08/31/99      7,218       497
5235 Amberwood Drive
Freemont, CA 94555

A. Martinez                 5,000         65        29       4,110   08/31/94       8.3%      08/31/99      4,110       283
3525 Allendale Avenue
Oakland, CA 94619

Ben Salazar                24,500        701       311      20,770   11/31/94       8.8%      11/31/99     20,770     1,515
4338 Gregory Street
Castro Valley, CA 94546

Jeannie L. Burns           28,000        825       317      22,456   08/31/94       8.3%      08/31/99     22,456     1,235
2345 High Street
Oakland, CA 94601

KELLOGG COMPANY                                                           45
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                           AMOUNT RECEIVED
                                          DURING REPORTING
                               ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
 IDENTITY AND ADDRESS           AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
      OF OBLIGOR               OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Eric H. Daffin                  $29,500       $869      $334     $23,659   08/31/94       8.3%      08/31/99    $23,659    $1,139
14744 Washington Avenue, #201
San Leandro, CA 94578

Janice Foy                       21,222        625       241      17,020   08/31/94       8.3%      08/31/99     17,020     1,054
173 Ruby Lane
Vallejo, CA 94590

Steven D. Knight                 15,000        195       122      14,805   09/30/95       9.8%      09/30/00     14,805       842
1354 7th Street
Rodeo, CA 94572

Jeanne McAfee                     3,035         88        37       2,485   09/30/94       8.8%      09/30/99      2,485       163
2229 Church Street
Oakland, CA 94605

Caroline D. Sanchez               5,000        169        63       4,239   11/30/94       8.8%      11/30/99      4,239       278
1055 Almond Blossom Drive
Tracy, CA 95376

Sylvia J. Lyons                   7,000        342       110       6,318   06/30/95      10.0%      06/30/98      6,318       369
888 David, #202
San Leandro, CA 94577

Paul V. Rushing                  29,510     20,512       742       7,061   03/31/95      10.0%      03/31/00      7,061       412
385 Cornell Avenue
Hayward, CA 94544

KELLOGG COMPANY                                                            46
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                    AMOUNT RECEIVED
                                   DURING REPORTING
                        ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
 IDENTITY AND ADDRESS    AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
      OF OBLIGOR        OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Jimmy F. Peterson        $5,000     $3,994      $178        $245   09/30/94       8.8%      09/30/99       $245        $9
9411 E Street
Oakland, CA 94603

Rubin J. Ellis, Jr.       6,866        225        99       6,127   02/28/95       9.5%      02/28/00      6,127       340
7617 Halliday Avenue
Oakland, CA 94605

Gilbert V. Sanchez       30,000        928       464      27,219   03/31/95      10.0%      03/31/00     27,219       681
1335 Via Madera
San Lorenzo, CA 94580

Larry L. Himango         20,000        691       227      16,040   08/31/95       8.3%      08/31/99     16,040     1,103
6335 Leona Street
San Leandro, CA 94605

Daniel J. Magalhaes       6,000        143        74       4,917   09/30/94       8.8%      09/30/99      4,917       251
16829 Los Reyes
San Leandro, CA 94577

Annie R. Ralls           20,000          -       105      19,774   02/28/95       9.5%      02/28/00     19,774     1,409
9855 St. Elmo Drive
Oakland, CA 94603

Rosary Mansfield         10,000        356       151       8,778   03/31/95      10.0%      03/31/99      8,778       512
4141 Deep Creek Road
Apt. 164
Fremont, CA 94555

KELLOGG COMPANY                                                           47
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                      AMOUNT RECEIVED
                                     DURING REPORTING
                          ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
 IDENTITY AND ADDRESS      AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
      OF OBLIGOR          OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Larry J. Faria             $4,000       $311       $58      $3,231   05/31/95       10.0%     05/31/97     $3,231      $189
2965 Oakes Drive
Hayward, CA 94542

Carlos M. Diaz              2,000        156        29       1,606   05/31/95       10.0%     05/31/97      1,606        54
14371 Pepperdine Street
San Leandro, CA 94579

Kenny L. Marcantelli        8,000        236        91       6,416   08/31/94        8.3%     08/31/99      6,416       309
25172 Soto Road
Hayward, CA 94544

Christen N. Griffin        15,000        402       235      13,813   04/30/95       10.0%     04/30/00     13,813       806
2439 107th Avenue
Oakland, CA 94603

Rebecca Basco               3,700        102        54       3,302   02/28/95        9.5%     02/28/00      3,302       235
928 N. Airport Way
Stockton, CA 95205

Gilberto R. Nunez           2,200         85        23       1,629   08/31/94        8.3%     08/31/98      1,629       112
122 Edward Court
Tracy, CA 95376

Carol L. Stewart           10,000        295       113       8,020   08/31/94        8.3%     08/31/99      8,020       496
7527 Weld Street
Oakland, CA 94601

KELLOGG COMPANY                                                           48
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27B - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS - OCTOBER 31, 1996
---------------------------------------------------------------------------

                                     AMOUNT RECEIVED
                                    DURING REPORTING
                         ORIGINAL         YEAR            UNPAID                   TERMS                  AMOUNT OVERDUE
 IDENTITY AND ADDRESS     AMOUNT   -------------------  BALANCE AT  ----------------------------------  -------------------
      OF OBLIGOR         OF LOAN   PRINCIPAL  INTEREST   YEAR END   LOAN DATE  INTEREST RATE  MATURITY  PRINCIPAL  INTEREST

Karen D. Thomas          $6,000       $207       $68      $4,812   08/31/94        8.3%     08/31/99     $4,812      $331
900 143rd Avenue, #42
San Leandro, CA 94577

Wilton S. Watson         20,000        589       227      16,040   08/31/94        8.3%     08/31/99     16,040     1,103
1390 E. 31st Street
Oakland, CA 94610

Barbara A. Brown         10,000        185       125       8,436   10/31/94        8.8%     10/31/99      8,436       616
1314 89th Street
Oakland, CA 94621

Thomas S. Cambra         12,000        354       136       9,624   08/31/94        8.3%     08/31/99      9,624       595
935 Martin Boulevard
San Leandro, CA 94577

Barbara J. Gibson         7,913        210       126       7,394   05/31/95       10.0%     05/31/00      7,394       432
P.O. Box 5210
Oakland, CA 94605

Fazal A. Ahmadyar        10,000        377       118       7,812   10/31/94        8.8%     10/31/98      7,812       399
8507 Beverly Lane
Dublin, CA 94598

KELLOGG COMPANY                                                           49
AMERICAN FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN

ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS - YEAR ENDED OCTOBER 31, 1996 (1)
--------------------------------------------------------------------------------

                            CURRENT VALUE AT TRANSACTION DATE
                            ------------------------------------    COST OF         NET
                                NET                NET             SECURITIES      REALIZED
IDENTITY OF ISSUE           PURCHASE PRICE     SALES PRICE           SOLD           GAIN

Morgan Bank GIC #41
 9.370% 6/1/96                 $        -        $70,699,393        $70,699,393    $    -

Metropolitan Life GIC
 6.27% 6/1/99                  22,514,441

Hancock John GAC 5919-1001
 8.30% 6/1/97                                     36,552,406         36,552,406

New York Life GA 30321002
 6.72% 6/1/00                  47,848,759


(1) Represents Plan's interest in a transaction (or a series of transactions of the same issue) in excess of five percent of the Plan's assets available at November 1, 1995.